Exhibit 21

SUBSIDIARIES OF AMERICAN TOWER CORPORATION

Subsidiary	Jurisdiction of Incorporation or Organization
10 Presidential Way Associates, LLC	Delaware

ACC Tower Sub, LLC	Delaware

Adquisiciones y Proyectos Inalámbricos, S. de R. L. de C.V.	Mexico

Alternative Networking, Inc.	Florida

American Tower Asset Sub II, LLC	Delaware

American Tower Asset Sub, LLC	Delaware

American Tower Corporation de Mexico, S. de R.L. de C.V.	Mexico

American Tower Corporation	Delaware

American Tower Delaware Corporation	Delaware

American Tower Depositor Sub, LLC	Delaware

American Tower do Brasil - Cessão de Infraestruturas Ltda.	Brazil

American Tower Guarantor Sub, LLC	Delaware

American Tower Holding Sub, LLC	Delaware

American Tower International Holding I LLC	Delaware

American Tower International Holding II LLC	Delaware

American Tower International, Inc.	Delaware

American Tower Investments LLC	California

American Tower LLC	Delaware

American Tower Management, LLC	Delaware

American Tower Mauritius	Republic of Mauritius

American Tower UK Limited	United Kingdom

American Tower, L.P.	Delaware

American Towers LLC	Delaware

AT Netherlands C.V.	Netherlands

AT Netherlands Coöperatief U.A	Netherlands

AT Sao Paulo C.V.	Netherlands

AT Sher Netherlands Coöperatief U.A.	Netherlands

AT South America C.V.	Netherlands

ATC Antennas LLC	Delaware

ATC Asia Holding Company, LLC	Delaware

ATC Asia Pacific Pte. Ltd.	Singapore

ATC Backhaul LLC	Delaware

ATC Brazil Coöperatief U.A.	Netherlands

ATC Brazil Holding LLC	Delaware

ATC Brazil I LLC	Delaware

ATC Brazil II LLC	Delaware

ATC Chile Holding LLC	Delaware

ATC Colombia B.V. (1)	Netherlands

ATC Colombia Holding I LLC	Delaware

ATC Colombia Holding LLC	Delaware

ATC Colombia I LLC	Delaware

ATC FL Towers, Inc.	Florida

ATC Germany Holdings GmbH	Germany

ATC Germany Operating 1 GmbH	Germany

ATC Germany Operating 2 GmbH	Germany

ATC Germany Services GmbH	Germany

ATC GP, Inc.	Delaware

ATC India Infrastructure Private Limited	India

ATC India Tower Corporation Private Limited	India

ATC Indoor DAS LLC	Delaware

ATC International Holding Corp.	Delaware

ATC IP LLC	Delaware

ATC Iris I LLC	Delaware

ATC Latin America S.A. de C.V., SOFOM, E.N.R	Mexico

ATC LP, Inc.	Delaware

ATC Managed Sites LLC	Delaware

ATC Marketing (Uganda) Limited	Uganda

ATC MexHold LLC	Delaware

ATC Mexico Holding LLC	Delaware

ATC Midwest, LLC	Delaware

ATC New Mexico LLC	Missouri

ATC On Air + LLC	Delaware

ATC Operations LLC	Delaware

ATC Outdoor DAS, LLC	Delaware

ATC Peru Holding LLC	Delaware

ATC Presidential Way, Inc.	Delaware

ATC Sitios de Chile S.A.	Chile

ATC Sitios de Colombia S.A.S.	Colombia

ATC Sitios del Peru S.R.L.	Peru

ATC Sitios Infraco S.A.S. (2)	Colombia

ATC South Africa Investment Holdings (Proprietary) Limited (3)	South Africa

ATC South Africa Wireless Infrastructure (Pty) Ltd (2)	South Africa

ATC South America Holding LLC	Delaware

ATC South LLC	Delaware

ATC Telecom Tower Corporation Private Limited	India

ATC Tower (Ghana) Limited (2)	Republic of Ghana

ATC Tower Company of India Private Limited	India

ATC Tower Services LLC	Delaware

ATC TRS I LLC	Delaware

ATC TRS II LLC	Delaware

ATC Trust	Maryland

ATC Uganda Limited (2)	Uganda

ATC Utah, Inc.	Delaware

ATS/PCS, LLC	Delaware

ATS-Needham, LLC (4)	Massachusetts

B1 Ulysses Site Management	Delaware

California Tower, Inc.	Delaware

Cell Site NewCo I, LLC	Delaware

Cell Site NewCo II, LLC	Delaware

Cell Tower Lease Acquisition LLC	Delaware

Centennial Towers CR, S.R.L.	Costa Rica

Central States Tower Holdings, LLC	Delaware

Central States Tower Parent, LLC	Delaware

CNC2 Associates, LLC	Delaware

Columbia Steel, Inc.	South Carolina

DCS NewCo, LLC	Delaware

DCS Tower Sub, LLC	Delaware

Germany Tower Interco B.V.	Netherlands

Ghana Tower InterCo B.V. (5)	Netherlands

Global Tower Assets II, LLC	Delaware

Global Tower Assets III, LLC	Delaware

Global Tower Assets IV, LLC	Delaware

Global Tower Assets V, LLC	Delaware

Global Tower Assets, LLC	Delaware

Global Tower Brazil, LLC	Delaware

Global Tower DAS, LLC	Delaware

Global Tower Holdings, LLC	Delaware

Global Tower Management, LLC	Delaware

Global Tower Partners do Brasil Participacoes Ltda.	Brazil

Global Tower Properties, LLC	Delaware

Global Tower Services, LLC	Delaware

Global Tower Sites I, LLC	Delaware

Global Tower, LLC	Delaware

GLP Cell Site A, LLC	Delaware

GLP Cell Site I, LLC	Delaware

GLP Cell Site II, LLC	Delaware

GLP Cell Site III, LLC	Delaware

GLP Cell Site IV, LLC	Delaware

GLP Guarantor Sub LLC	Delaware

GLP LLC	Delaware

Gondola Communications Holdings LLC	Delaware

Gondola Holding LLC	Delaware

Gondola Tower Holdings LLC	Delaware

GTP Acquisition Partners I, LLC	Delaware

GTP Acquisition Partners II, LLC	Delaware

GTP Acquisition Partners III, LLC	Delaware

GTP ANI Holdings, LLC	Delaware

GTP Cellular Sites, LLC	Delaware

GTP Costa Rica Finance, LLC	Delaware

GTP Costa Rica HoldCo LLC CR S.R.L.	Costa Rica

GTP Costa Rica Holding CR, S.R.L.	Costa Rica

GTP Costa Rica, LLC	Delaware

GTP Highpointe Holdings, LLC	Delaware

GTP Holdco I, LLC	Delaware

GTP Holdings, LLC	Delaware

GTP Infrastructure I, LLC	Delaware

GTP Infrastructure II, LLC	Delaware

GTP Infrastructure III, LLC	Delaware

GTP Investments LLC	Delaware

GTP Issuer Holdco, LLC	Delaware

GTP LATAM Holdco S.L.	Spain

GTP LATAM Holdings B.V.	Netherlands

GTP LATAM Holdings Coöperatieve U.A.	Netherlands

GTP Latin Management, LLC	Delaware

GTP Operations CR, S.R.L.	Costa Rica

GTP Panama Holdings S. de R.L.	Panama

GTP Sites Hold Co., LLC	Delaware

GTP South Acquisitions II, LLC	Delaware

GTP Structures I, LLC	Delaware

GTP Structures II, LLC	Delaware

GTP Structures III, LLC	Delaware

GTP Structures Issuer, LLC	Delaware

GTP Structures IV, LLC	Delaware

GTP Structures V, LLC	Delaware

GTP TEC Holdings, LLC	Delaware

GTP Torres CR, S.R.L.	Costa Rica

GTP Towers Costa Rica Holdcorp S.R.L.	Costa Rica

GTP Towers I, LLC	Delaware

GTP Towers II, LLC	Delaware

GTP Towers III, LLC	Delaware

GTP Towers Issuer, LLC	Delaware

GTP Towers IV, LLC	Delaware

GTP Towers IX, LLC	Delaware

GTP Towers V, LLC	Delaware

GTP Towers VII, LLC	Delaware

GTP Towers VIII, LLC	Delaware

GTPI HoldCo, LLC	Delaware

Haysville Towers, LLC (6)	Kansas

HighPointe Management, LLC	Delaware

Iron & Steel Co., Inc.	Delaware

Lap do Brasil Empreendimentos Imobiliários Ltda	Brazil

LAP Inmobiliaria Limitada	Chile

MATC Digital, S. de R.L. de C.V.	Mexico

MATC Infraestructura, S. de R.L. de C.V.	Mexico

MATC Servicios, S. de R.L. de C.V.	Mexico

McCoy Developers Private Limited	India

MHB Tower Rentals of America, LLC	Mississippi

Mid-Atlantic Tower Management, LLC	Delaware

National Tower, LLC	Massachusetts

New Loma Communications, Inc.	California

New Towers LLC	Delaware

PCS Structures Towers, LLC	Delaware

Red Spires Asset Sub, LLC	Delaware

Semaan Engineering Solutions, LLC	Delaware

Shreveport Tower Company	Louisiana

SpectraSite Communications, LLC	Delaware

SpectraSite, LLC	Delaware

T7 Ulysses Site Management LLC	Delaware

T8 Ulysses Site Management LLC	Delaware

TeleCom Towers, L.L.C.	Delaware

Torres Panamenas, S. de R.L.	Panama

Tower Management, Inc. (7)	Indiana

Tower Marketco Ghana Limited	Republic of Ghana

Towers of America, L.L.L.P.	Delaware

Transcend Infrastructure Holdings Pte. Ltd	Singapore

Transcend Infrastructure Private Limited	India

Uganda Tower Interco B.V. (5)	Netherlands

Ulysses Asset Sub I, LLC	Delaware

Ulysses Asset Sub II, LLC	Delaware

Ulysses Ground Lease Funding, LLC	Delaware

Ulysses Ground Lease Holdco, LLC	Delaware

UniSite, LLC	Delaware

UniSite/Omnipoint FL Tower Venture, LLC (8)	Delaware

UniSite/Omnipoint NE Tower Venture, LLC (8)	Delaware

UniSite/Omnipoint PA Tower Venture LLC (8)	Delaware

Verus Management One, LLC	Delaware

VM Ulysses Site Management LLC	Delaware

West Coast PCS Structures, LLC	Delaware

Wireless Resource Group, LLC	Oklahoma

WRG Holdings, LLC	Oklahoma

(1)	60% owned by AT South American C.V.

(2)	Wholly owned by a majority owned subsidiary.

(3)	74.99% owned by at Netherlands Coöperatief U.A.

(4)	45.24% owned By American Tower, L.P. and 34.76% owned by American Towers LLC

(5)	51% owned by AT Sher Netherlands Coöperatief U.A.

(6)	66.667% owned by TeleCom Towers, L.L.C.

(7)	50% owned by Global Tower Assets IV, LLC.

(8)	95% owned by UniSite, LLC.